Exhibit 10.2
NOTE

$35,000,000	December 31, 2010
FOR VALUE RECEIVED, each of the undersigned, MOENIUM HOLDINGS LLC, a Nevada limited liability company (“Moenium”), CM HEALTH HOLDINGS LLC, a Nevada limited liability company (“CM Health”), POLK HEALTH HOLDINGS LLC, a Nevada limited liability company (“Polk”), and LUFKIN HEALTH HOLDINGS LLC, a Nevada limited liability company (“Lufkin”; Moenium, CM Health, Polk and Lufkin, each, a “Borrower” and, collectively, “Borrowers”), jointly and severally, unconditionally promises to pay to the order of RBS ASSET FINANCE, INC. (“Lender”) the principal sum of THIRTY FIVE MILLION DOLLARS ($35,000,000), which is the original principal amount of the Loan made by Lender on the date hereof. Principal shall be payable on each payment date (each, a “Payment Date”) in installments as set forth on Schedule A hereto, with a final installment (in the amount necessary to pay in full this Note) due and payable on January 1, 2018 the (“Maturity Date”), or earlier upon acceleration pursuant hereto or pursuant to each Commercial Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing of even date herewith (each, a “Mortgage” and, collectively, the “Mortgages”) executed by the respective Borrower for the benefit of Lender securing the loan (the “Loan”) evidenced by this Note. Borrowers also promise to pay interest on the unpaid principal amount hereof from the date hereof (the “Closing Date”) until maturity (whether by acceleration or otherwise) and, after maturity, until paid. Except as otherwise provided herein, interest shall accrue on this Note at a rate per annum equal to 6.04% and shall be payable on each Payment Date as set forth on Schedule A hereto. In addition, interest for the period from the Closing Date through and including the last day of the calendar month immediately preceding January 1, 2011 shall be payable on January 1, 2011. Unless otherwise defined in this Note, all capitalized terms used in this Note shall have the meanings ascribed to such terms in the Mortgages.
Payments of both principal and interest are to be made without set-off or counterclaim in lawful money of the United States of America in same day or immediately available funds to the account designated by Lender. Borrowers shall authorize and make such arrangements as may be necessary to enable Lender to obtain payments due under this Note and the other Loan Documents through the automated clearinghouse system (“ACH System”). Such authorizations and arrangements shall include, without limitation, establishing and maintaining an account with a commercial bank that is a member of the ACH System and entering into an ACH System agreement with Lender. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall not be included in the computation of interest or the fees hereunder, as the case may be.
If any payment (other than the final, balloon payment on the Maturity Date) shall not be received by Lender within 10 days after its due date, Borrower shall pay interest on the delinquent payment at the rate of the lesser of (i) the sum of (A) the stated interest rate of this Note plus (B) 2.00% per annum or (ii) the maximum interest rate permitted by law (the “Default Rate”); provided that such amount shall not be less than $1,000.00.
Each of the following shall constitute an event of default (“Event of Default”) hereunder and under the other Loan Documents:
(a) Failure of Lender to receive any payment of principal, interest or Prepayment Fee upon this Note when due, and such failure shall continue for 10 days; or
(b) The occurrence of an “Event of Default” as defined in any Loan Document (other than this Note).
Upon the occurrence of any Event of Default, Lender shall have the option to declare the entire amount of principal and interest due under this Note immediately due and payable without notice or demand, and Lender may exercise any of its rights under this Note, the Mortgage and any document executed or delivered herewith. After acceleration or the Maturity Date, Borrowers shall pay interest on the outstanding principal balance of this Note at the Default Rate.

Prior to the Maturity Date, Borrowers may, from time to time on any Payment Date after the second anniversary of the Closing Date of this Note make a voluntary prepayment of the outstanding principal amount of the Loan; provided, however that: (a) any such voluntary prepayment shall be made only of the Loan in full; (b) any such voluntary prepayment shall require notice on or before the date that is 10 Business Days in advance of any prepayment of the Loan; and (c) in connection with such voluntary prepayment, Borrowers shall pay all accrued interest on the outstanding principal amount of the Loan, all other amounts owed under any Loan Document and, except as otherwise provided in any Loan Document, the aggregate Prepayment Fee for the Loan, which shall not be refundable.
Upon any acceleration of the Loan pursuant to any of the Mortgage, Borrowers shall immediately repay all of (or if only a portion is accelerated thereunder, such portion of) the Loan then outstanding, including accrued and unpaid interest thereon, plus the aggregate Prepayment Fee for the Loan and all other amounts owed under the Loan Documents.
As used herein, the “Prepayment Fee” shall be an amount equal to 5% of the amount prepaid if prepayment is on or prior to the third anniversary of the Closing Date of this Note, 4% of the amount prepaid if prepayment is after the third anniversary of the Closing Date of this Note but on or prior to the fourth anniversary of the Closing Date of this Note, 3% of the amount prepaid if prepayment is after the fourth anniversary of the Closing Date of this Note but on or prior to the fifth anniversary of the Closing Date of this Note, 2% of the amount prepaid if prepayment is after the fifth anniversary of the Closing Date of this Note but on or prior to the sixth anniversary of the Closing Date of this Note and 1% of the amount prepaid if prepayment is after the sixth anniversary of the Closing Date of this Note but prior to the Maturity Date.
This Note evidences Secured Obligations described in the Mortgage and is secured by the Collateral described in the Mortgage. This Note is subject to the terms and conditions set forth in the Mortgage.
Borrowers hereby irrevocably authorize Lender to make (or cause to be made) appropriate notations on the Schedule A attached to this Note (or on any continuation of or supplements to such schedule), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate applicable to, the Loan evidenced hereby (including, without limitation, upon any applicable extension of the Maturity Date of the Loan, to amend Schedule A to provide for the amended scheduled payments of principal and interest). Such notations shall be, absent manifest error, evidence of the information so set forth therein; provided, however, that the failure of Lender to make any such notations shall not limit or otherwise affect any Obligations of any Borrower.
If this Note is placed in the hands of an attorney for collection, Borrowers shall pay reasonable attorneys’ fees and expenses incurred by Lender in connection therewith, and in the event suit or action is instituted to enforce or interpret this Note (including, without limitation, efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before or after trial and on appeal, whether or not taxable as costs, or in any bankruptcy proceeding, or in connection with postjudgment collection efforts, including, without limitation, reasonable attorneys’ fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.
All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.
All of the obligations, promises, agreements and covenants of Borrowers under this Note are joint and several.
Each Borrower hereby agrees to comply with the covenants applicable to such Borrower set forth in Exhibit A to the Guaranty of even date herewith executed by The Ensign Group, Inc. for the benefit of Lender.
Delivery of an executed signature page of this Note by facsimile transmission or by means of electronic mail (or in so-called “pdf” format) shall be effective as an in-hand delivery of an original executed original hereof.
THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT-OF-LAWS PRINCIPLES THEREOF.

EACH BORROWER HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE LOAN DOCUMENTS, ANY DEALINGS BETWEEN OR AMONG LENDER AND ANY BORROWER RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THIS NOTE OR ANY LOAN DOCUMENT, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN OR AMONG LENDER AND ANY BORROWER. EACH BORROWER ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY LOAN DOCUMENT, OR TO ANY OTHER DOCUMENT OR AGREEMENT RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE FEDERAL OR STATE COURTS OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS NOTE AND THE OTHER LOAN DOCUMENTS.
[REMAINDER OF PAGE INTENTIONALLY BLANK; EXECUTION PAGE FOLLOWS]

IN WITNESS WHEREOF, each Borrower has caused this Note to be executed by its officer and duly authorized as of the day and year first above written.

BORROWERS:

MOENIUM HOLDINGS LLC

By:	The Ensign Group, Inc., a Delaware corporation, its Sole Member

	By:	/s/ Gregory K. Stapley

Name: Gregory K. Stapley
Title: Executive Vice President

CM HEALTH HOLDINGS LLC

By:	The Ensign Group, Inc., a Delaware corporation, its Sole Member

	By:	/s/ Gregory K. Stapley

Name: Gregory K. Stapley
Title: Executive Vice President

POLK HEALTH HOLDINGS LLC

By:	The Ensign Group, Inc., a Delaware corporation, its Sole Member

	By:	/s/ Gregory K. Stapley

Name: Gregory K. Stapley
Title: Executive Vice President

LUFKIN HEALTH HOLDINGS LLC

By:	The Ensign Group, Inc., a Delaware corporation, its Sole Member

	By:	/s/ Gregory K. Stapley

Name: Gregory K. Stapley
Title: Executive Vice President
[EXECUTION PAGE OF NOTE]

SCHEDULE A

Payment		Beginning				Ending
Number	Date	Balance	Payment	Principal	Interest	Balance
1	February 1, 2011	$35,000,000.00	$251,559.21	$75,392.54	$176,166.67	$34,924,607.46
2	March 1, 2011	$34,924,607.46	$251,559.21	$75,772.02	$175,787.19	$34,848,835.44
3	April 1, 2011	$34,848,835.44	$251,559.21	$76,153.40	$175,405.81	$34,772,682.04
4	May 1, 2011	$34,772,682.04	$251,559.21	$76,536.71	$175,022.50	$34,696,145.33
5	June 1, 2011	$34,696,145.33	$251,559.21	$76,921.94	$174,637.26	$34,619,223.39
6	July 1, 2011	$34,619,223.39	$251,559.21	$77,309.12	$174,250.09	$34,541,914.27
7	August 1, 2011	$34,541,914.27	$251,559.21	$77,698.24	$173,860.97	$34,464,216.03
8	September 1, 2011	$34,464,216.03	$251,559.21	$78,089.32	$173,469.89	$34,386,126.71
9	October 1, 2011	$34,386,126.71	$251,559.21	$78,482.37	$173,076.84	$34,307,644.34
10	November 1, 2011	$34,307,644.34	$251,559.21	$78,877.40	$172,681.81	$34,228,766.94
11	December 1, 2011	$34,228,766.94	$251,559.21	$79,274.41	$172,284.79	$34,149,492.52
12	January 1, 2012	$34,149,492.52	$251,559.21	$79,673.43	$171,885.78	$34,069,819.09
13	February 1, 2012	$34,069,819.09	$251,559.21	$80,074.45	$171,484.76	$33,989,744.64
14	March 1, 2011	$33,989,744.64	$251,559.21	$80,477.49	$171,081.71	$33,909,267.15
15	April 1, 2012	$33,909,267.15	$251,559.21	$80,882.56	$170,676.64	$33,828,384.58
16	May 1, 2012	$33,828,384.58	$251,559.21	$81,289.67	$170,269.54	$33,747,094.91
17	June 1, 2012	$33,747,094.91	$251,559.21	$81,698.83	$169,860.38	$33,665,396.08
18	July 1, 2012	$33,665,396.08	$251,559.21	$82,110.05	$169,449.16	$33,583,286.03
19	August 1, 2012	$33,583,286.03	$251,559.21	$82,523.34	$169,035.87	$33,500,762.70
20	September 1, 2012	$33,500,762.70	$251,559.21	$82,938.70	$168,620.51	$33,417,824.00
21	October 1, 2012	$33,417,824.00	$251,559.21	$83,356.16	$168,203.05	$33,334,467.83
22	November 1, 2012	$33,334,467.83	$251,559.21	$83,775.72	$167,783.49	$33,250,692.11
23	December 1, 2012	$33,250,692.11	$251,559.21	$84,197.39	$167,361.82	$33,166,494.72
24	January 1, 2013	$33,166,494.72	$251,559.21	$84,621.18	$166,938.02	$33,081,873.54
25	February 1, 2013	$33,081,873.54	$251,559.21	$85,047.11	$166,512.10	$32,996,826.43
26	March 1, 2013	$32,996,826.43	$251,559.21	$85,475.18	$166,084.03	$32,911,351.25
27	April 1, 2013	$32,911,351.25	$251,559.21	$85,905.41	$165,653.80	$32,825,445.84
28	May 1, 2013	$32,825,445.84	$251,559.21	$86,337.80	$165,221.41	$32,739,108.04
29	June 1, 2013	$32,739,108.04	$251,559.21	$86,772.36	$164,786.84	$32,652,335.68
30	July 1, 2013	$32,652,335.68	$251,559.21	$87,209.12	$164,350.09	$32,565,126.56
31	August 1, 2013	$32,565,126.56	$251,559.21	$87,648.07	$163,911.14	$32,477,478.49
32	September 1, 2013	$32,477,478.49	$251,559.21	$88,089.23	$163,469.98	$32,389,389.25
33	October 1, 2013	$32,389,389.25	$251,559.21	$88,532.62	$163,026.59	$32,300,856.64
34	November 1, 2013	$32,300,856.64	$251,559.21	$88,978.23	$162,580.98	$32,211,878.41
35	December 1, 2013	$32,211,878.41	$251,559.21	$89,426.09	$162,133.12	$32,122,452.32
36	January 1, 2014	$32,122,452.32	$251,559.21	$89,876.20	$161,683.01	$32,032,576.12
37	February 1, 2014	$32,032,576.12	$251,559.21	$90,328.58	$161,230.63	$31,942,247.55
38	March 1, 2014	$31,942,247.55	$251,559.21	$90,783.23	$160,775.98	$31,851,464.32
39	April 1, 2014	$31,851,464.32	$251,559.21	$91,240.17	$160,319.04	$31,760,224.15
40	May 1, 2014	$31,760,224.15	$251,559.21	$91,699.41	$159,859.79	$31,668,524.73
41	June 1, 2014	$31,668,524.73	$251,559.21	$92,160.97	$159,398.24	$31,576,363.77
42	July 1, 2014	$31,576,363.77	$251,559.21	$92,624.84	$158,934.36	$31,483,738.92
43	August 1, 2014	$31,483,738.92	$251,559.21	$93,091.06	$158,468.15	$31,390,647.87
44	September 1, 2014	$31,390,647.87	$251,559.21	$93,559.61	$157,999.59	$31,297,088.25
45	October 1, 2014	$31,297,088.25	$251,559.21	$94,030.53	$157,528.68	$31,203,057.72
46	November 1, 2014	$31,203,057.72	$251,559.21	$94,503.82	$157,055.39	$31,108,553.90
47	December 1, 2014	$31,108,553.90	$251,559.21	$94,979.49	$156,579.72	$31,013,574.42

Payment		Beginning				Ending
Number	Date	Balance	Payment	Principal	Interest	Balance
48	January 1, 2015	$31,013,574.42	$251,559.21	$95,457.55	$156,101.66	$30,918,116.87
49	February 1, 2015	$30,918,116.87	$251,559.21	$95,938.02	$155,621.19	$30,822,178.85
50	March 1, 2015	$30,822,178.85	$251,559.21	$96,420.91	$155,138.30	$30,725,757.94
51	April 1, 2015	$30,725,757.94	$251,559.21	$96,906.23	$154,652.98	$30,628,851.71
52	May 1, 2015	$30,628,851.71	$251,559.21	$97,393.99	$154,165.22	$30,531,457.72
53	June 1, 2015	$30,531,457.72	$251,559.21	$97,884.20	$153,675.00	$30,433,573.52
54	July 1, 2015	$30,433,573.52	$251,559.21	$98,376.89	$153,182.32	$30,335,196.63
55	August 1, 2015	$30,335,196.63	$251,559.21	$98,872.05	$152,687.16	$30,236,324.58
56	September 1, 2015	$30,236,324.58	$251,559.21	$99,369.71	$152,189.50	$30,136,954.87
57	October 1, 2015	$30,136,954.87	$251,559.21	$99,869.87	$151,689.34	$30,037,085.00
58	November 1, 2015	$30,037,085.00	$251,559.21	$100,372.55	$151,186.66	$29,936,712.45
59	December 1, 2015	$29,936,712.45	$251,559.21	$100,877.76	$150,681.45	$29,835,834.70
60	January 1, 2016	$29,835,834.70	$251,559.21	$101,385.51	$150,173.70	$29,734,449.19
61	February 1, 2016	$29,734,449.19	$251,559.21	$101,895.81	$149,663.39	$29,632,553.38
62	March 1, 2016	$29,632,553.38	$251,559.21	$102,408.69	$149,150.52	$29,530,144.69
63	April 1, 2016	$29,530,144.69	$251,559.21	$102,924.15	$148,635.06	$29,427,220.54
64	May 1, 2016	$29,427,220.54	$251,559.21	$103,442.20	$148,117.01	$29,323,778.34
65	June 1, 2016	$29,323,778.34	$251,559.21	$103,962.86	$147,596.35	$29,219,815.49
66	July 1, 2016	$29,219,815.49	$251,559.21	$104,486.14	$147,073.07	$29,115,329.35
67	August 1, 2016	$29,115,329.35	$251,559.21	$105,012.05	$146,547.16	$29,010,317.30
68	September 1, 2016	$29,010,317.30	$251,559.21	$105,540.61	$146,018.60	$28,904,776.69
69	October 1, 2016	$28,904,776.69	$251,559.21	$106,071.83	$145,487.38	$28,798,704.85
70	November 1, 2016	$28,798,704.85	$251,559.21	$106,605.73	$144,953.48	$28,692,099.13
71	December 1, 2016	$28,692,099.13	$251,559.21	$107,142.31	$144,416.90	$28,584,956.82
72	January 1, 2017	$28,584,956.82	$251,559.21	$107,681.59	$143,877.62	$28,477,275.23
73	February 1, 2017	$28,477,275.23	$251,559.21	$108,223.59	$143,335.62	$28,369,051.64
74	March 1, 2017	$28,369,051.64	$251,559.21	$108,768.32	$142,790.89	$28,260,283.32
75	April 1, 2017	$28,260,283.32	$251,559.21	$109,315.78	$142,243.43	$28,150,967.54
76	May 1, 2017	$28,150,967.54	$251,559.21	$109,866.01	$141,693.20	$28,041,101.53
77	June 1, 2017	$28,041,101.53	$251,559.21	$110,419.00	$141,140.21	$27,930,682.54
78	July 1, 2017	$27,930,682.54	$251,559.21	$110,974.77	$140,584.44	$27,819,707.76
79	August 1, 2017	$27,819,707.76	$251,559.21	$111,533.35	$140,025.86	$27,708,174.42
80	September 1, 2017	$27,708,174.42	$251,559.21	$112,094.73	$139,464.48	$27,596,079.69
81	October 1, 2017	$27,596,079.69	$251,559.21	$112,658.94	$138,900.27	$27,483,420.75
82	November 1, 2017	$27,483,420.75	$251,559.21	$113,225.99	$138,333.22	$27,370,194.76
83	December 1, 2017	$27,370,194.76	$251,559.21	$113,795.89	$137,763.31	$27,256,398.86
84	January 1, 2018	$27,256,398.86	$27,393,589.40		$137,190.54	$—